SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): July 14, 2005

                               WASTECH, INC.
           (Exact name of registrant as specified in its charter)

   Oklahoma                     0-18824                 56-2451079
(State or other             (Commission File        (I.R.S. Employer
jurisdiction of                 Number)          Identification Number)
incorporation)

                        3 Broad Street, Suite 3-A
                       Charleston, South Carolina          29401
               (Address of principal executive offices) (Zip Code)

                             (843) 805-6620
               (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Section 4 - Matters Related Accountants and Financial Statements.

Item 4.01 Changes in Registrant's Certifying Accountant.

On July 14, 2005, Wastech, Inc. (the "Registrant") retained Turner, Jones & Associates, P.L.L.C. as its principal accountant to audit the Registrant's financial statements. The Registrant, during the two most recent fiscal years and the subsequent interim periods prior to the engagement of the new accounting firm, did not consult with the new accounting firm with regard to any of the matters listed in Regulation S-B Items 304(a)(2)(i) or (ii).

                                 SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WASTECH INC.

Date: October 6, 2005                   /s/ Richard D. Tuorto
                                        By: Richard D. Tuorto
                                        Its: Chief Executive Officer